PLACEMENT AGENT AGREEMENT

May ______, 2014

Dawson James Securities, Inc.

1 North Federal Highway

Boca Raton, Florida 33432

Ladies and Gentlemen:

This letter (the “Agreement”) constitutes the placement agent agreement between FreeSeas, Inc., a Marshall Islands corporation (the “Company”) and Dawson James Securities, Inc. (the “Placement Agent”) pursuant to which Dawson shall serve as the exclusive placement agent (the “Services”) for the Company, on a best efforts basis, in connection with the proposed offer and placement (the “Offering”) by the Company of its securities (the “Securities”). The Company and Dawson shall mutually agree to the terms of the Offering and the Securities, and nothing in this Agreement may be construed to suggest that Dawson would have the power or authority to bind the Company or an obligation for the Company to issue any Securities or complete the Offering. The Company expressly acknowledges and agrees that Dawson’s obligations hereunder are on a reasonable best “efforts basis” only and that the execution of this Agreement does not constitute a commitment by Dawson to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Dawson placing the Securities.

1.          Appointment of Placement Agent & the Description of the Offering.

(a)          The Company hereby agrees to appoint the Placement Agent as its exclusive placement agent, and the Placement Agent agrees to serve as the exclusive placement agent, in connection with an issuance and sale of the Securities to be offered and sold by the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”) on Form F-1 (File No. 333-195166). The timing and terms of such offering (the “Offering”) will be subject to market conditions, the receipt of necessary regulatory clearances, and negotiations between the Company and the Placement Agent. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the Offering. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below). The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase any Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.

(b)          The term of the Placement Agent’s exclusive engagement will commence upon the execution of this Agreement and will terminate at the earlier of the closing of the Offering or 11:59 p.m. (New York Time) on May 31, 2014 (the “Exclusive Term”).

(c)          Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any Persons (as defined below). As used in this Agreement: (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the 1933 Act.

(d)          The Securities to be offered directly to various investors (each, an “Investor” and, collectively, the “Investors”) in the Offering may include but are not limited to a series of preferred stock designated as the “Series D Convertible Preferred Stock” (the “Preferred Stock”), the shares of Common Stock (as defined below) issuable upon conversion of the Preferred Stock (the “Conversion Shares”), warrants to purchase Common Stock (the “Warrants”) and the shares of Common Stock issuable upon exercise or exchange of the Warrants (the “Warrant Shares”). The Securities offered to the Investors shall be offered to all Investors on the same terms and conditions.

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(e)          Subject to the terms and conditions hereof, payment of the purchase price for the Securities to be offered in the Offering and delivery of such Securities shall be made at one closing (the “Closing” and the date on which the Closing occurs, the “Closing Date”).

(f)          Under no circumstances will the Placement Agent or any of its Affiliates be obligated to purchase any of the Securities for its own account.

(g)          On the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)          A cash fee equal to 5% of the aggregate gross proceeds received by the Company from the sale of the Securities; provided that notwithstanding the foregoing, the parties agree that solely with respect to the party or parties set forth on Annex A, the cash fee payable shall be equal to 2% of the aggregate gross proceeds received by the Company from the sale of the Securities, subject to a maximum of 2.6% of the Offering proceeds, or $650,000 if the maximum Offering is completed.

(ii)         Subject to the limitations set forth in Financial Industry Regulatory Authority (“FINRA”) Rule 5110(f)(K), a cash fee equal to 7% of the cash proceeds received from a cash exercise of the Warrants, subject to a maximum of 3.64% of the Offering proceeds, or $910,000 if the maximum Offering is completed.

(iii)        Reimbursement of certain expenses incurred by the Placement Agent in connection with the Offering and specified in Section 6 hereof.

2.          Representations and Warranties of the Company. As of the date and time of the execution of this Agreement and as of the Closing Date, the Company represents and warrants to the Placement Agent and to each of the Investors as follows in this Section 2:

(a)          Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. Other than the Persons set forth on Schedule 2(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds a majority of equity or similar interest of such Person or (II) controls or operates all or any material part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to in this Agreement as a “Subsidiary.”

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(b)          Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Stock and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more prospectuses or prospectus supplements and any other filings as may be required by any state securities agencies (collectively, the “Required Approvals”)) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body of the Company. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Warrants, the Certificate of Designation and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)          Issuance of Securities. The issuance of the Preferred Stock and the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 133% of the sum of (i) the maximum number of Conversion Shares issuable upon conversion of the Preferred Stock (assuming for purposes hereof that the Preferred Stock is convertible at the Conversion Price (as defined in the Certificate of Designation) and without taking into account any limitations on the conversion of the Preferred Stock set forth in the Certificate of Designation), and (ii) the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). The issuance of the Conversion Shares is duly authorized, and upon conversion of the Preferred Stock in accordance with the Certificate of Designation, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance of the Warrant Shares is duly authorized, and upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders of the Warrant Shares being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities has been registered under the 1933 Act, the Securities will be issued pursuant to the Registration Statement (as defined below) and all of the Securities will be freely transferable and freely tradable by each of the Investors without restriction. Prior to the Closing Date, the Registration Statement will be effective and available for the issuance of the Securities thereunder and the Company will not have received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder and as contemplated by the other Transaction Documents. Upon receipt of the applicable Securities, each Investor will have good and marketable title to the applicable Securities. “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock, the Warrants, the Conversion Shares and Warrant Shares and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below) (including, without limitation, any certificates of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries, or Bylaws (as defined below), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, other than, in the case of clause (ii) above, such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect.

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(e)          Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of the Required Approvals), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.

(f)          Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares may increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute and unconditional (other than the conditions set forth in this Agreement, in the Certificate of Designation and in the Warrants), regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(g)          Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Investor’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(h)          SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC” or “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of (i) the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein and (ii) the Registration Statement, being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Placement Agent true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude the footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Placement Agent or any of the Investors which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

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(i)          Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, except as disclosed in the SEC Documents filed subsequent to such Form 20-F, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets outside of the ordinary course of business or (iii) made any capital expenditures outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, on a consolidated basis, are not, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). “Insolvent” means, with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(j)          No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or could reasonably be expected to occur or exist, with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable laws on a registration statement on Form F-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock to the holders of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Investor’s investment in the Company contemplated by this Agreement or (iii) could have a Material Adverse Effect.

(k)          Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2013, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(l)          Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(m)          Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder.

(n)          Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers, directors, employees or affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(o)          Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Common Stock, of which 25,675,044 are issued and outstanding and 12,750,000 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Preferred Stock and the Warrants) and (ii) 5,000,000 shares of preferred stock, none of which are issued and outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. 2,519,297 shares of the Company’s issued and outstanding Common Stock on the date hereof are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Except as disclosed on Schedule 3(o), to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). (i) None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as disclosed in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as disclosed in the SEC Documents, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) except as disclosed in the SEC Documents, there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as disclosed in the SEC Documents, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) except as disclosed in the SEC Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Placement Agent true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof. “Convertible Securities” means any capital stock, note, debenture or other security of the Company or any of its Subsidiaries that is, or may become, at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock, note, debenture or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

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(p)          Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries (i) except as disclosed in the SEC Documents, has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) except as disclosed in the SEC Documents, is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) except as disclosed in the SEC Documents, is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(q)          Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ executive officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries. The SEC has not issued any active stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act, including, without limitation, the Registration Statement.

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(r)          Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(s)          Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t)          Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except as disclosed in the Registration Statement and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(u)          Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(v)         Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(w)          Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(x)          Tax Status. Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(y)          Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries, that has not been cured or otherwise resolved prior to the date hereof. There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company.

(z)          Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(aa)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(bb)         Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(cc)         U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Preferred Stock remains outstanding or Warrants remain unexercised, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon any Investor’s request.

(dd)         Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ee)         Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ff)         Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(gg)         Public Utility Holding Act. Neither the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(hh)         Federal Power Act. Neither the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(ii)         Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). Except as disclosed in the SEC Documents, the Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing.

(jj)         Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge (after reasonable inquiry of its executive officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

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(kk)         Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(ll)         Securities Law Filings. A registration statement on Form F-1 (File No. 333-195166) (the “Registration Statement”) in respect of the Securities has been filed with the Commission; prior to the Closing, the Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Placement Agent, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the 1933 Act, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the 1933 Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed by virtue of Rule 430A under the 1933 Act to be part of the Registration Statement at the time it was declared effective, each as amended at the time such part of the Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the final prospectus, in the form first filed pursuant to Rule 424(b) under the 1933 Act, is hereinafter called the “Prospectus”. Any reference in this Agreement to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), which were or are filed under the 1934 Act, at any given time, as the case may be.

(mm)         Assurances. The Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the 1933 Act and the applicable rules and regulations thereunder (“Rules and Regulations”) and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the Prospectus and the Preliminary Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Registration Statement), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement, the Certificate of Designation and the form of Warrant there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the 1933 Act or (y) will not be filed within the requisite time period. Except for this Agreement, there are no contracts or other documents required to be described in the Prospectus, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required. The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the 1933 Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the 1933 Act has been, or will be, filed with the Commission in accordance with the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the 1933 Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the 1933 Act and the Rules and Regulations.

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(nn)         Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the Offering.

(oo)         Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent and Investors as to the matters set forth therein.

(pp)         Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(qq)         FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

(rr)         Disclosure. All disclosure provided to the Placement Agent regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.

(ss)         Acknowledgment Regarding Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Investor is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by an Investor or any of its representatives or agents in connection with any of the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor’s purchase of the Securities.

(tt)         Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(uu)         No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

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(vv)         Reliance. The Company acknowledges that the Placement Agent and each Investor will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

3.          Delivery and Payment. The Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company. In the absence of an agreement to the contrary, the Closing shall take place at the offices of Schiff Hardin LLP, 901 K Street, NW, Suite 700, Washington, DC 20001. Subject to the terms and conditions hereof, at the Closing payment of the purchase price for the Securities sold on such Closing Date (net of any commissions or reimbursements payable by the Company pursuant to this Agreement) shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least two business days before the time of purchase (as defined below). Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Schiff Hardin, LLP, 901 K Street, NW, Suite 700, Washington, DC 20001 on the Closing Date. On the Closing Date, certificates representing the Preferred Stock and Warrants to which the Closing relates shall be delivered to the Placement Agent or through such other means as the parties may hereafter agree. All actions taken at the Closing shall be deemed to have occurred simultaneously.

4.          Certain Covenants and Agreements of the Company. The Company further covenants to the Placement Agent and to each of the Investors as follows:

(a)          Registration Matters. To prepare the Prospectus in a form approved by the Placement Agent and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the earlier to occur of (x) the Commission’s close of business on the second business day following the execution and delivery of this Agreement and (y) 8:30 a.m. (New York time) on the Closing Date, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the 1933 Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date which shall be disapproved by the Placement Agent promptly after reasonable notice thereof; to advise the Placement Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Placement Agent with copies thereof; if eligible for such use, to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the 1933 Act; to advise the Placement Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus in respect of the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order.

(b)          Qualification. Promptly from time to time to take such action as the Placement Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Placement Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the Offering. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply in all material respects with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

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(c)          Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares and Warrant Shares upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (so that all such Conversion Shares and Warrant Shares may be traded on the foregoing) (but in no event later than the Closing Date) and shall maintain such listing or designation for quotation (as the case may be) of all the Conversion Shares and Warrant Shares on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market or the Nasdaq Global Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this section.

(d)          Amendments and Supplements to a Prospectus Supplement and Other Matters. The Company will comply with the 1933 Act and the 1934 Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the issuance and sale of the Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the issuance and sale of Securities contemplated by the Prospectus (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Registration Statement or Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or Prospectus to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent, an appropriate amendment to the Registration Statement or supplement to the Registration Statement or Prospectus that is necessary in order to make the statements in the Registration Statement and Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement or Prospectus, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(e)          Free Writing Prospectus. The Company covenants that it will not, unless it provides notice to the Placement Agent, make any offer relating to the Securities that would constitute an a “free writing prospectus” (as defined in Rule 405 of the 1933 Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act (a “Permitted Free Writing Prospectus”).

(f)          Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Preferred Stock and Warrants.

(g)          Earnings Statement. To make generally available to its securityholders (which may be satisfied by filing with the Commission's Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”)) as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company complying with Section 11(a) of the 1933 Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(h)          Reporting Status. Until the date on which none of the Warrants is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(i)          Reservation of Shares. So long as any of the shares of Preferred Stock or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 133% of (i) the maximum number of shares of Common Stock then issuable upon conversion of all the shares of Preferred Stock and without regard to any limitations on the conversion of any of the Preferred Stock set forth in the Certificate of Designation) and (ii) the maximum number of Warrant Shares issuable upon exercise or exchange of all the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).

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(j)          Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(k)          Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(l)          Corporate Existence. So long as any shares of Preferred Stock or Warrants are outstanding, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(m)          No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company in violation of the 1934 Act or rules thereunder.

(n)          Additional Registration Statements. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 90th day after the Closing, the Company shall not file any registration statement under the 1933 Act relating to any securities of the Company, without the prior written consent of the Required Holders (as defined in the Warrants).

(o)          Additional Issuance of Securities. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 180th day after the Closing (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”) without the prior written consent of the Required Holders (as defined in the Warrants). Notwithstanding the foregoing, this Section 4(o) shall not apply in respect of the issuance of any Excluded Securities (as defined in the Certificate of Designation).

(p)          Special Restrictions on Transactions. Until the two (2) year anniversary of the Closing, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction without the prior written consent of the Required Holders. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at the market offering”) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Investor shall be entitled to obtain injunctive relief against the Company and its Subsidiaries (as applicable) to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(q)          Material Information. From and after the time which the Registration Statement is declared effective by the SEC, the Company shall have publicly disclosed all material, non-public information (if any) regarding the Company or any of its Subsidiaries delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

(r)          Restriction on Redemption and Cash Dividends. So long as any shares of Preferred Stock are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Investors.

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(s)          Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

5.          Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder, and the obligation of each Investor to purchase Preferred Stock and Warrants from the Company, shall be subject to the accuracy of each representation and warranty on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though originally made on the Closing Date, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)          Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. The Prospectus (in accordance with Rule 424(b)) and any “free writing prospectus” (as defined in Rule 405 of the 1933 Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of the Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the issuance or sale of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(b)          Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent's counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5. The Company shall have filed the Certificate of Designation with the Secretary of State (or equivalent thereof) of the Company’s jurisdiction of incorporation and the Certificate of Designation shall be in full force and effect.

(c)          No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent's sole and reasonable judgment after consultation with the Company, there shall not have occurred any event that has resulted in or reasonably could result in a Material Adverse Effect.

(d)           Opinions of Counsel for the Company.

(i)          The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Investors dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, for the benefit of the Placement Agent and each of the Investors (the opinion shall include a statement that each Investor may rely upon the opinion).

(ii)         The Placement Agent shall receive an opinion from tax counsel to the Company dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, to the effect that the descriptions of the tax consequences of investing in the Offering set forth in the Registration Statement, Preliminary Prospectus and Prospectus are true, complete and correct in all material respects, in form and substance reasonably satisfactory to the Placement Agent, for the benefit of the Placement Agent and each of the Investors (the opinion shall include a statement that each Investor may rely upon the opinion).

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(iii)        The Placement Agent shall receive an opinion from maritime counsel to the Company dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, for the benefit of the Placement Agent and each of the Investors (the opinion shall include a statement that each Investor may rely upon the opinion).

(e)          Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, for the benefit of the Placement Agent and each of the Investors, that:

(i)          Each representation and warranty of the Company in this Agreement is true and correct as if originally made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)         No stop order suspending the effectiveness of the Registration Statement or the use of the Preliminary Prospectus or Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the 1933 Act; no order having the effect of ceasing or suspending the issuance or sale of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange;

(iii)        When the Registration Statement became effective and at the time of sale of the Securities, the Registration Statement, including the documents incorporated by reference therein, when such documents became effective or were filed with the Commission, contained all material information required to be included therein by the 1933 Act and the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the 1933 Act and the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement, including the documents incorporated by reference therein, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, since the effective date of the Registration Statement, there has occurred no event required by the 1933 Act and the Rules and Regulations of the Commission thereunder to be set forth in any filings under the 1934 Act which has not been so set forth; and

(iv)        Subsequent to the date of the Prospectus, there has not been: (a) any event that would result in a Material Adverse Effect; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants and the creation and issuance of the Preferred Stock and Warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has resulted in or could reasonably result in has a Material Adverse Effect.

(f)          Secretary’s Certificate. The Placement Agent shall have received on the Closing Date, for the benefit of the Placement Agent and each of the Investors, a certificate of the Company, dated as of the Closing Date, in the form reasonably acceptable to Placement Agent, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions adopted by the Company’s board of directors in a form reasonably acceptable to Placement Agent, (ii) Articles of Incorporation, including, without limitation, the Certificate of Designation, and (iii) the Bylaws of the Company, in each case, as in effect at the Closing.

(g)          Good Standing. The Company shall have delivered to the Placement Agent a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

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(h)          Stock Exchange Listing. The Conversion Shares and Warrant Shares underlying the Preferred Stock and Warrants to be sold at the Closing shall have been approved for listing on the Principal Market.

(i)          Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, contained in this Agreement.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, no Investor shall have any obligation to purchase any Securities and this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7, 8 and 9 shall at all times be effective and shall survive such termination.

6.          Payment of Expenses; Tail Financing.

(a)          The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of any of the Securities; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Preliminary Prospectus and Prospectus, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country; (vii) if applicable, the filing fees incident to the review and approval by FINRA of the Placement Agent's participation in the offering and sale of the Securities; (viii) the fees and expenses associated with including the Conversion Shares and Warrant Shares on the Principal Market; (ix) all costs and expenses incident to the travel and accommodation of the Company’s employees on the “roadshow,” if any; and (x) all other fees, costs and expenses referred to in Part II of the Registration Statement. Additionally, the Company agrees to reimburse Placement Agent for all documented and reasonable travel and transaction related expenses, including any road show expenses. The Company agrees to reimburse the Placement Agent for all documented and reasonable travel and transaction related expenses, including any road show expenses, which road show expenses shall be subject to a $5,000 maximum reimbursement amount. The Company also agrees to reimburse the Placement Agent for all reasonable legal and diligence fees necessary to the completion of its duties and obligations for this Agreement, up to a maximum of $50,000 (less the $25,000 advance previously made to the Placement Agent). These expenses incurred by the Placement Agent are to be paid by the Company to the Placement Agent within 15 calendar days of receiving written documentation of the expenses incurred irrespective whether the Offering is completed.

(b)          The Placement Agent shall be entitled to fees per Section 1(g) of this Agreement with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom the Placement Agent had introduced to the Company, but excluding those investors set forth on Annex A, if such Tail Financing is consummated at any time within the 12-month period following the Offering contemplated by this Agreement.

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7.          Indemnification and Contribution.

(a)          The Company agrees to indemnify and hold harmless (x) the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the 1933 Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent and each such other Person referred to in this clause (x) is referred to herein as a “Placement Agent Indemnified Person”) and (y) each Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each Investor and each other Person referred to in this clause (y) is referred to herein as an “Investor Indemnified Person” and all Investor Indemnified Persons and all Placement Agent Indemnified Persons are collectively referred to herein as the “Indemnified Persons”), in each case, from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in any the Registration Statement, Preliminary Prospectus or Prospectus (including any documents incorporated by reference therein) or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Registration Statement) or any breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in this Agreement or (ii) solely in the case of Placement Agent Indemnified Persons, otherwise arising out of or in connection with advice or services, or alleged advice or services, rendered or to be rendered by any Placement Agent Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Placement Agent Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible to indemnify for any Liabilities or Expenses of any Placement Agent Indemnified Person if a Court of competent jurisdiction has issued an order finding that those Liabilities or Expenses resulted primarily from that Placement Agent Indemnified Person’s use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use is determined by a court of competent jurisdiction to be the result of willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person's enforcement of his or its rights under this Agreement.

(b)          Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 7 or otherwise to such Indemnified Person. The Company shall, if requested by the applicable Indemnified Person, assume the defense of any such action (including the employment of counsel designated by the applicable Indemnified Person and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel designated by the such Indemnified Person for the benefit of such Indemnified Person and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by such Indemnified Person and engaged by the Company for the purpose of representing such Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the applicable Indemnified Person, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

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(c)           In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to such Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and such Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that, solely with respect to the Placement Agent Indemnified Persons, in no event shall the Company contribute less than the amount necessary to ensure that all Placement Agent Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, solely with respect to the Placement Agent Indemnified Persons, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)          The Company also agrees that no Placement Agent Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Placement Agent Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Placement Agent Indemnified Person's actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted exclusively from such Placement Agent Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e)          The advancement, reimbursement, indemnity and contribution obligations of the Company set forth in this Section 7 shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of this Agreement, or the completion of any Indemnified Person's services under or in connection with this Agreement.

8.          Intended Third Party Beneficiaries. It is the intent of the Company and the Placement Agent that each Investor in the Offering shall be an intended third party beneficiary of: (i) each of the representations, warranties, covenants and agreements made by the Company in Section 2 of this Agreement, (ii) the covenants and agreements made by the Company in Section 4 of this Agreement, (iii) the Closing deliverables addressed in Section 5 of this Agreement; and (v) covenants and agreements made by the Company in Sections 7 through 14, in each case as if each Investor was a party to this Agreement; and the Company further agrees that each Investor shall have right to sue the Company for damages that are suffered by the Investor in connection with its purchase of any Securities or that arise from the Company’s breach of one or more representations, warranties, covenants and/or agreements made by the Company and referenced in this Section 8. The Indemnified Persons referred to in Section 7 are also intended to be intended third party beneficiaries of this Agreement.

9.          Survival & Successors. Notwithstanding anything to the contrary contained in this Agreement, the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof (and which are permitted to be reimbursed under FINRA Rule 5110), will survive any delivery of, and payment for, the Securities sold hereunder and any expiration or termination of this Agreement. Furthermore, notwithstanding anything to the contrary contained in this Agreement, the provisions of Sections 2, 4 and 6 through 14 will also survive any delivery of, and payment for, the Securities sold hereunder, and any expiration or termination of this Agreement. The representations, warranties, covenants and agreements shall survive the Closing the consummation of the Offering. Notwithstanding anything to the contrary contained in this Agreement, any successor to a Placement Agent as well as any such successor’s directors, officers and any person(s) controlling such successor, shall be entitled to the benefits of the advancement, reimbursement, indemnity and contribution provisions set forth in Section 7 of this Agreement.

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10.         Notices. All communications hereunder shall be in writing and shall be hand delivered, faxed or e-mailed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attn: CEO

If to the Company:

FREESEAS INC.

10 Eleftheriou Venizelou Street

(Panepistimiou Ave.)

10671 Athens, Greece

Facsimile: 011-30 210 4291 010

Attention: Chief Executive Officer

With a copy (for informational purposes only) to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Facsimile: (212) 930-9725

Attention: Marc J. Ross, Esq.

If to any Investor, to the address, fax or e-mail provided by such Investor to the Company or the Placement Agent from time to time in accordance with this Section 10.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

11.         Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the Indemnified Persons, and to their respective successors, and personal representative, and, except as set forth in Section 8 of this Agreement, no other Person will have any right or obligation hereunder.

12.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

13.         Governing Law, Venue & Consent to Jurisdiction Provisions. This Agreement shall be deemed to have been made and delivered in New York City in New York State and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then without limiting any other provision of this Agreement, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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14.         General Provisions.

(a)          This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(b)          This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition in this Agreement (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit, provided, however, that the Placement Agent may waive any condition on behalf of the Investors. Section headings in this Agreement are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(c)          This Agreement supersedes all prior agreements between the parties, including but not limited to the engagement agreement, dated April 23, 2014, by and between the Company and the Placement Agent, solely with respect to the Offering, provided that, without implication that the contrary would otherwise be true, this Agreement shall not affect, modify, supersede, replace or terminate any agreement between the Company and any Investor or any instrument delivered by the Company to any Investor. The parties hereto expressly acknowledge and agree that nothing contained in any prior agreement between the Company and any Investor was intended to preclude or otherwise prohibit any Investor from entering into this Agreement or consummating the transactions contemplated by this Agreement or from purchasing or otherwise acquiring any Securities. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. As a material inducement for each Investor to purchase Securities, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by any Investor, any of its advisors or any of its representatives shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(d)          The Company acknowledges that in connection with the Offering of the Securities: (i) the Placement Agent has acted at arms-length, is not an agent of, and owes no fiduciary duties to the Company or any other Person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

[The remainder of this page has been intentionally left blank.]

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Upon your execution of this Agreement, it shall become a binding agreement enforceable against both parties in accordance with its terms.

Very truly yours,

Freeseas INC.

By:
Name:
Title:

Agreed and accepted as of the date first above written.

DAWSON JAMES SECURITIES, INC.

By:
Name: Robert D. Keyser, Jr.
Title: Chief Executive Officer

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Annex A

Crede CG III, Ltd.

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Schedules

Schedule 2(a)

Adventure Two S.A.

Adventure Three S.A.

Adventure Four S.A.

Adventure Five S.A.

Adventure Six S.A.

Adventure Seven S.A.

Adventure Eight S.A.

Adventure Nine S.A.

Adventure Ten S.A.

Adventure Eleven S.A.

Adventure Twelve S.A.

Adventure Fourteen S.A.

Adventure Fifteen S.A.

Schedule 3(o)

None.

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